Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52168-S76836

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Oak Ridge Disciplined Growth Fund, a series of Investment Managers Series Trust (the "IMST Fund"), to the North Square Oak Ridge Disciplined Growth Fund, a newly created series of North Square Investments Trust (the "Acquiring Fund"), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders' respective holdings of shares of the IMST Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

E52169-S76836

INVESTMENT MANAGERS SERIES TRUST

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS Held on

December 6, 2018

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the "Trust") on behalf of the Oak Ridge Disciplined Growth Fund (the "Fund"). The undersigned shareholder hereby appoints Joy Ausili, Diane Drake and Sardjono Kadiman, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on September 24, 2018 at a Joint Special Meeting of Shareholders to be held at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 on December 6, 2018 at 12:00 p.m. Pacific Time and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE PAGE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52172-S76836

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Oak Ridge Dynamic Small Cap Fund, a series of Investment Managers Series Trust (the "IMST Fund"), to the North Square Dynamic Small Cap Fund, a newly created series of North Square Investments Trust (the "Acquiring Fund"), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders' respective holdings of shares of the IMST Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

E52173-S76836

INVESTMENT MANAGERS SERIES TRUST

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS Held on

December 6, 2018

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the "Trust") on behalf of the Oak Ridge Dynamic Small Cap Fund (the "Fund"). The undersigned shareholder hereby appoints Joy Ausili, Diane Drake and Sardjono Kadiman, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on September 24, 2018 at a Joint Special Meeting of Shareholders to be held at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 on December 6, 2018 at 12:00 p.m. Pacific Time and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE PAGE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52174-S76836

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Oak Ridge Global Resources & Infrastructure Fund, a series of Investment Managers Series Trust (the "IMST Fund"), to the North Square Global Resources & Infrastructure Fund, a newly created series of North Square Investments Trust (the "Acquiring Fund"), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders' respective holdings of shares of the IMST Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

INVESTMENT MANAGERS SERIES TRUST

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS Held on

December 6, 2018

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the "Trust") on behalf of the Oak Ridge Global Resources & Infrastructure Fund (the "Fund"). The undersigned shareholder hereby appoints Joy Ausili, Diane Drake and Sardjono Kadiman, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on September 24, 2018 at a Joint Special Meeting of Shareholders to be held at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 on December 6, 2018 at 12:00 p.m. Pacific Time and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE PAGE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52176-S76836

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Oak Ridge International Small Cap Fund, a series of Investment Managers Series Trust (the "IMST Fund"), to the North Square International Small Cap Fund, a newly created series of North Square Investments Trust (the "Acquiring Fund"), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders' respective holdings of shares of the IMST Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

E52177-S76836

INVESTMENT MANAGERS SERIES TRUST

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS Held on

December 6, 2018

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the "Trust") on behalf of the Oak Ridge International Small Cap Fund (the "Fund"). The undersigned shareholder hereby appoints Joy Ausili, Diane Drake and Sardjono Kadiman, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on September 24, 2018 at a Joint Special Meeting of Shareholders to be held at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 on December 6, 2018 at 12:00 p.m. Pacific Time and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE PAGE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52178-S76836

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Oak Ridge Multi Strategy Fund, a series of Investment Managers Series Trust (the "IMST Fund"), to the North Square Multi Strategy Fund, a newly created series of North Square Investments Trust (the "Acquiring Fund"), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders' respective holdings of shares of the IMST Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

E52179-S76836

INVESTMENT MANAGERS SERIES TRUST

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS Held on

December 6, 2018

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the "Trust") on behalf of the Oak Ridge Multi Strategy Fund (the "Fund"). The undersigned shareholder hereby appoints Joy Ausili, Diane Drake and Sardjono Kadiman, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on September 24, 2018 at a Joint Special Meeting of Shareholders to be held at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 on December 6, 2018 at 12:00 p.m. Pacific Time and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE PAGE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52180-S76836

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Oak Ridge Small Cap Growth Fund, a series of Investment Managers Series Trust (the "IMST Fund"), to the North Square Oak Ridge Small Cap Growth Fund, a newly created series of North Square Investments Trust (the "Acquiring Fund"), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders' respective holdings of shares of the IMST Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date